Exhibit 10.1
                AMENDED AND RESTATED FERRELLGAS UNIT OPTION PLAN


SECTION 1. PURPOSE

The purposes of this Amended and Restated Ferrellgas Unit Option Plan (the "Plan") are to encourage selected Employees of Ferrellgas, Inc. (the "Company") to develop a proprietary interest in the growth and performance of Ferrellgas Partners, L.P. (the "Partnership"), to generate an increased incentive to contribute to the Partnership's future success and prosperity, thus enhancing the value of the Partnership for the benefit of its unitholders, and to enhance the ability of the Company to attract and retain key individuals who are essential to the progress, growth and profitability of the Partnership, by giving such Employees the opportunity to acquire Subordinated Units.

SECTION 2. ADMINISTRATION

The Plan shall be administered by the Option Committee of the Board of Directors of the Company ("the Board") as designated by the Board to administer the Plan and composed of not less than two directors of the Board, each of whom is a "disinterested person" within the meaning of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be deemed the acts of the Committee.

Subject to the terms of the Plan and applicable law, the Committee shall have the sole power, authority and discretion to: (i) designate the Employees who are to be Participants; (ii) determine the number of Options to be granted to an Employee; (iii) determine the terms and conditions of any Option; (iv) interpret, construe and administer the Plan and any instrument or agreement relating to an Option granted under the Plan; (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (vi) make a determination as to the right of any Person to receive payment of (or with respect to) an Option; and (vii) make any other determinations and take any other actions that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions with respect to the Plan or any Option granted thereunder shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons.

SECTION 3. UNITS AVAILABLE FOR OPTIONS

3.1 CALCULATION OF NUMBER OF SUBORDINATED UNITS AVAILABLE. The number of Subordinated Units available for granting Options under the Plan shall be 850,000 Subordinated Units, subject to adjustment as provided in Section 3.3. Further, if any Option granted under the Plan is forfeited, canceled, surrendered, or otherwise terminates or expires without the delivery of Subordinated Units or other consideration, then the Subordinated Units subject to such Option shall again be available for granting Options under the Plan.

3.2 SOURCES OF UNITS DELIVERABLE UNDER OPTIONS. Units delivered by the Company on exercise of an Option may consist, in whole or in part, of Units acquired in the open market or from any Person, including the Partnership. With respect to Units to be acquired from the Partnership for delivery following an Option exercise, the Company shall pay to the Partnership in cash the Fair Market Value for each Unit requested to be issued (as of the date of issuance of such Unit) and the Partnership agrees, upon receipt of such cash, to issue the Units to the Company for such purpose. With respect to each Unit issued upon exercise of an Option, the Company shall be entitled to reimbursement by the Partnership for the excess, if any, of (i) the Fair Market Value of each such Unit (as of the date of issuance of such Unit) over (ii) the exercise price of the Option relating to such Unit.

3.3 ADJUSTMENTS. In the event that (i) any change is made to the Units issuable under the Plan or (ii) the Partnership makes any distribution of cash, Common Units, Subordinated Units or other property to unitholders which results from the sale or disposition of a major asset or separate operating division of the Partnership or any other extraordinary event and, in the judgment of the Committee, such change or distribution would significantly dilute the rights of Participants hereunder, then the Committee may make appropriate adjustments in the maximum number of Units issuable under the Plan to reflect the effect of such change or distribution upon the Partnership's capital structure, and may make appropriate adjustments to the number of Units subject to, and/or the exercise price of, each outstanding Option. The adjustments determined by the Committee shall be final, binding and conclusive.

3.4. UNITS. As used in this Plan, the term Units shall mean Subordinated Units. Notwithstanding the foregoing however, (a) in the event that one third of the Subordinated Units owned by the Company and/or its Affiliates are converted to Common Units on or after August 1, 1997, pursuant to the Partnership Agreement, then one third of the Subordinated Units issuable under the Plan, including Units subject to Options then outstanding, shall be automatically converted to Common Units; and (b) in the event that all of the Subordinated Units owned by the Company and/or its Affiliates are converted into Common Units on or after August 1, 1999, pursuant to the Partnership Agreement, (i) all references in the Plan to Subordinated Units or Units shall be automatically changed to Common Units (ii) all Options then outstanding shall be automatically converted into Options with respect to Common Units and (iii) all Subordinated Units issued upon the exercise of Options shall be automatically converted to Common Units.

SECTION 4. ELIGIBILITY

Any Employee who is not a member of the Committee shall be eligible to be a Participant. Grants may be made to the same Employee on more than one occasion.

SECTION 5. OPTIONS

5.1 OPTION TERMS. The Committee is hereby authorized to grant Options to Employees with the following terms and conditions and with such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine:

         (i) EXERCISE PRICE. The per Unit exercise price of an Option shall be determined by the Committee at the date of grant.

         (ii) TIME AND METHOD OF VESTING OR EXERCISE, The Committee shall determine the time or times at which an Option may become vested in whole or in part, may be exercised in whole or in part, and the method by which payment of the exercise price with respect thereto may be made; provided, however, no Option shall be exercisable within six months of its date of grant. Subject to any limitations in the Option Agreement, a Participant may purchase Units subject to the vested and exercisable portion of an Option in whole at any time, or in part from time to time, by delivering to the Chief Financial Officer of the Company written notice specifying the number of Units with respect to which the Option is being exercised, together with payment in full of the purchase price of such Units plus any applicable federal, state or local taxes for which the Company has a withholding obligation in connection with such purchase. Such payment shall be payable in full in cash or by check acceptable to the Company.

         (iii) TERM OF OPTIONS. The term of each Option shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of 10 years from the date of its grant.

         (iv) TERMINATION OF EMPLOYMENT. Options, to the extent vested as of the date the Participant ceases to be an Employee, will remain the property of the Participant until such Options are exercised pursuant to the Plan or expire by their terms. Options, to the extent not vested as of the date the Participant ceases to be an Employee, shall be automatically canceled unexercised on such date.

         (v) LIMITS ON TRANSFER OF OPTIONS. No Option or rights thereunder shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution. Each Option shall be exercisable during that Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Option or any rights thereunder may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

         (vi) LIMITS ON TRANSFERS OF SUBORDINATED UNITS. Prior to the conversion of Subordinated Units into Common Units, no Subordinated Units acquired upon the exercise of an Option, or any rights thereunder, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution.
         Further, no Subordinated Unit, or any rights thereunder, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Partnership and each certificate evidencing such Unit shall contain a legend reflecting such restrictions.

         (vii) UNIT CERTIFICATES. Upon exercise of an Option, delivery of a certificate for fully paid and nonassessable Units shall be made to the Person exercising the Option either at such time during ordinary business hours after 15 days but not more than 30 days from the date of receipt of the notice by the Company as shall be designed in such notice, or at such time, place and manner as may be agreed upon by the Company and the Person exercising the Option.

         (viii) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement, which shall have such terms and provisions, not inconsistent with the Plan, that the Committee determines.

5.2 OPTION CANCELLATION RIGHTS. Notwithstanding anything in the Plan to the contrary, the Committee shall have the discretion to cancel all or part of any outstanding Options at any time or times. Upon any such cancellation the Company shall pay to the Participant with respect to each Unit that is subject to the canceled (or canceled portion of the) Option an amount in cash equal to the excess, if any, of (i) the Fair Market Value of a Unit (at the effective date of such cancellation) over (ii) the exercise price per Unit of such canceled Option.

5.3 CALL OPTION. Notwithstanding anything in this Plan or any Option Agreement to the contrary, with respect to Subordinated Units that have been issued pursuant to the exercise of an Option, at any time or times prior to the conversion of the Subordinated Units into Common Units, the Company may purchase all or part of such Units by paying the holder of such Units an amount (in cash) equal to the Fair Market Value of the Subordinated Units at such time.

SECTION 6. AMENDMENT AND TERMINATION

The Board of Directors in its discretion may terminate the Plan at any time with respect to any Units for which a grant has not theretofore been made. The Board of Directors shall also have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any Option theretofore made may be made which would impair the rights of the Participant without the consent of such Participant; and provided further, that notwithstanding any other provision of the Plan or any Option Agreement, without such approval, if any, as may be required pursuant to Rule 16b-3, no such amendment or alteration shall be made that would:

         (i) increase the total number of Units available for Options under the Plan, except as provided in Section 3 hereof,

         (ii) change the class of Employees eligible to receive Options;

         (iii) extend the maximum period during which Options may be granted under the Plan; or

         (iv) materially increase the benefits accruing to Participants under the Plan.

SECTION 7.  VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS

If, prior to the date upon which all Subordinated Units have been converted to Common Units pursuant to the Partnership Agreement, a plan of complete dissolution of the Partnership is adopted or the unitholders approve an agreement for the sale or disposition by the Partnership (in one transaction or a series of transactions) of all or substantially all the Partnership's assets then upon such adoption or approval all or a portion (as determined by the Committee and set forth in the related Option Agreement) of a Participant's Options outstanding as of the date of such adoption or approval (the "Converted Options") shall be converted into options to purchase Common Units (the "Conversion Options") with the same terms and conditions as the converted Options, except that such Conversion Options shall be immediately and fully vested and exercisable and may be exercised within one year from the date of such adoption or approval, but not thereafter; provided, however, that if, on any date during such year the Participant desires to exercise Conversion Options, such Participant cannot exercise such Conversion Options and sell all of the Common Units issuable upon such exercise without being subject to liability under Section 16(b) of the 1934 Act, then the Company shall pay to such Participant with respect to each Common Unit which would have been issuable upon the Participant's exercise of the Conversion Options an amount in cash equal to the excess, if any, of (i) the Fair Market Value of a Common Unit (as of the date of such exercise) or (ii) the exercise price per Common Unit of such Conversion Option. The remaining unvested and/or unexercisable Options shall be immediately cancelled unexercised and without the payment of any consideration.

SECTION 8.  GENERAL PROVISIONS

8.1 NO RIGHTS TO OPTIONS. No Person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Persons under the Plan. The terms and conditions of Options need not be the same with respect to each Participant.

8.2 WITHHOLDING. The Company shall (i) withhold from any transfer made with respect to any Option cancellation or exercise under the Plan the amount (in cash or Units) of withholding taxes due in respect thereof, and (ii) take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

8.3 CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

8.4 NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Partnership or the Company from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

8.5 NO RIGHT TO EMPLOYMENT. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan unless otherwise expressly provided in the Plan or in any Option Agreement.

8.6 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable Federal law, and to the extent not preempted thereby, with the laws of the State of Missouri.

8.7 SEVERABILITY. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws. If it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

8.8 NO TRUST OR FUND CREATED. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, the Partnership or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company, the Partnership or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company, the Partnership or any Affiliate.

8.9 NO FRACTIONAL UNITS. No fractional Units shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units, or whether such fractional Units or any rights thereto shall be canceled, terminated or otherwise eliminated.

8.10 HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

8.11 NO LIMITATION. The existence of the Plan and the grants of Options made hereunder shall not affect in any way the right or power of the Board of
Directors of the Company or the general partner or unitholders of the Partnership to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Partnership or any Affiliate, any merger or consolidation of the Partnership or any Affiliate, any issue of debt or equity securities ahead of or affecting Units or the rights thereof or pertaining thereto, the dissolution or liquidation of the Partnership or any Affiliate or any sale or transfer of all or any part of Partnership or any Affiliate's assets or business, or any other corporate act or proceeding.

8.12 SECURITIES LAWS. The Subordinated Units subject to Options under the Plan are unlisted, unregistered securities to be issued by the Partnership. Accordingly, each Option granted under the Plan shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Units subject to such grant upon any securities exchange or under any state or federal law, or that the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such grant or the issue or purchase of Units thereunder, such grant shall be subject to the condition that such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

8.13 RULE 16b-3. It is intended that the Plan and any Option granted to a Person subject to Section 16 of the Securities Exchange Act of 1934, as amended, meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

8.14 INVESTMENT REPRESENTATION. Unless the Units subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended (the "1933 Act"), (and, in the case of any Participant who may be deemed an affiliate (for securities law purposes) of the Company or Partnership, such Units have been registered under the 1933 Act for resale by such Participant), or the Partnership has determined that an exemption from registration is available, the Partnership may require prior to and as a condition of the issuance of any Units that the person exercising an Option hereunder furnish the Partnership with a written representation in a form prescribed by the Committee to the effect that such person is acquiring said Units solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such Units otherwise than in accordance with the provisions of Rule 144 under the 1933 Act unless and until either the Units are registered under the 1933 Act or the Company is satisfied that an exemption from such registration is available.

8.15 COMPLIANCE WITH SECURITIES LAWS. Anything contained herein to the contrary notwithstanding, the Partnership shall not be obligated to sell or issue any Units to the Company under the Plan unless and until the Partnership is satisfied that such sale or issuance complies with (i) all applicable requirements of the exchange on which the Units are traded (or the governing body of the principal market in which such Units are traded, if such Units are not then listed on an exchange), (ii) all applicable provisions of the 1933 Act, and (iii) all other laws or regulations by which the Partnership is bound or to which the Partnership is subject. The Company acknowledges that, as the general partner of the Partnership, it is an affiliate of the Partnership under securities laws and it shall comply with such laws and obligations of the Partnership relating thereto as if they were directly applicable to the Company.

SECTION 9. EFFECTIVE DATE OF THE PLAN

The Plan shall be effective as of August 1, 1994.

SECTION 10.  TERM OF THE PLAN

No Option shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Option, or to waive any conditions or rights under any such Option, and the authority of the Board of Directors to cancel the Option pursuant to Section 5.2, shall extend beyond such date.

SECTION 11.  DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) the Partnership, (ii) the Company, and (iii) any entity in which the Partnership owns, directly or indirectly, more than 50% of the beneficial interests.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(c) "Common Units" shall mean the limited partnership interests in the Partnership represented by Common Units as set forth in the Partnership Agreement and described in the Registration Statement.

(d) "Employee" shall mean any employee of the Company or any Affiliate.

(e) "Fair Market Value" shall mean, at any specified time, with respect to a Subordinated Unit, an amount equal to (i) 80% of the value of a Common Unit at such time (determined on the basis of the average closing price of a Common Unit on the New York Stock Exchange for the 20 trading days immediately preceding such determination); or (2) if the Committee, in its discretion, has the value of a Subordinated Unit determined by an independent appraisal, the value as determined by such appraisal, if lower than the above formula value in (i). However, upon the conversion of the Subordinated Units into Common Units, Fair Market Value shall mean the value of a Common Unit, as determined by the Committee.

(f) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

(g) "Option" shall mean a right granted under the Plan to purchase Units under the Plan.

(h) "Participant" shall mean an Employee granted an Option under the Plan.

(i) "Partnership Agreement" shall mean the Agreement of Limited Partnership of Ferrellgas Partners, L.P., dated as of July 5, 1994, as amended from time to time.

(j)      "Person"   shall  mean  any   individual,   corporation,   partnership,
         association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

(k) "Registration Statement" shall mean the Registration Statement on Form S-1 of Ferrellgas Partners, L.P., Commission File No. 33-53383.

(l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934
         Act.

(m) "Subordinated Units" shall mean the limited partnership interests in the Partnership represented by Subordinated Units as set forth in the Partnership Agreement and described in the Registration Statement for the securities of the Partnership.